Exhibit 10.2

LOAN AGREEMENT

THIS AGREEMENT signed on the 1st day of April 2015.

BETWEEN:

Sergey Gandin, of 14/4 Tashkentskaya St., Moscow, 109111, Russian Federation.

(“Sergey”)

OF THE FIRST PART

AND:

ARMA SERVICES INC., a company incorporated pursuant to the laws of Nevada with an address at 7260 W.Azure Dr Suite 140-928, Las Vegas, NV 89130, USA.

("Arma")

OF THE SECOND PART

WHEREAS:

A.	Arma required funding in connection with its business operations;

B.	Sergey has agreed to loan US$4,040 (the “Loan”) to Arma, on certain terms and conditions contained herein;

NOW THEREFORE THIS AGREEMENT WITNESSETH the parties hereto agreed as follows:

1.            Sergey hereby confirms the loan of US$4,040 (the “Loan”) to Arma prior to the execution of this Agreement;

2.            Loan funds advanced shall be non-interest bearing, unsecured and payable upon demand.

3.            Any additional funds that Sergey loans to Arma subsequent to this Agreement shall be subject to the same terms as this Agreement, unless otherwise agreed in writing.

IN WITNESS WHEREOF the parties hereto have affixed their respective hands, both as of the day and year first above written.

ARMA SERVICES, INC.

PER:

/s/ Sergey Gandin	/s/ Sergey Gandin
Sergey Gandin	Authorized Signatory